SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2004


                            Pocahontas Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                       0-23969                 71-0806097
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

1700 East Highland, Jonesboro, Arkansas                                 72401
---------------------------------------                               ----------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code: 870-802-1700
                                                    ------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

     (c) Exhibits.

     Exhibit No.                     Description

        99                           Press release dated April 28, 2004

Item 12. Results of Operations and Financial Condition

     On April 28, 2004, Pocahontas Bancorp, Inc. issued a press release regarding its financial condition and results of operation at and for the three and six months ended March 31, 2004. The text of the press release and a related financial supplement is included as Exhibit 99 to this report.

     The information in the preceding paragraph, as well as Exhibit 99 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                        POCAHONTAS BANCORP, INC.


DATE:  April 29, 2004                 By:  /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer

                                   EXHIBIT 99

                    PRESS RELEASE OF POCAHONTAS BANCORP, INC.